                                                                    EXHIBIT 10.1

                      STOCK AND WARRANT PURCHASE AGREEMENT

Cardima, Inc.
47266 Benicia Street
Fremont, California 94538

Ladies & Gentlemen:

     The undersigned purchaser (the "Purchaser") hereby confirms its agreement with you as follows:

     1. This Stock and Warrant Purchase Agreement (the "Purchase Agreement") is made by and between Cardima, Inc., a Delaware corporation (the "Company"), and the Purchaser as of the date this Purchase Agreement is accepted by the Company below (the "Effective Date").

     2. This Purchase Agreement is one of a series of stock and warrant purchase agreements of the Company relating to the offering (the "Offering") of securities of the Company. In connection with this Offering, the Company has authorized the issuance and sale of up to a maximum aggregate number of fifteen million (15,000,000) shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), and warrants to purchase up to seven million five hundred thousand (7,500,000) shares of the Company's Common Stock (the "Warrants").

     3. The Company and the Purchaser agree that the Purchaser will purchase from the Company, and the Company, conditioned upon acceptance in whole or in part, will sell to the Purchaser _________ shares of Common Stock, at a purchase price per share of Common Stock equal to $0.58 (the "Purchase Price"), and pursuant to, the Terms and Conditions for Purchase of Common Stock and Warrants attached hereto as Annex I and incorporated herein by reference as if fully set forth herein.

     4. For every two (2) shares of Common Stock purchased by the Purchaser, the Company will issue to the Purchaser, a Warrant to purchase one (1) share of Common Stock. The exercise price of the Warrant shall be $0.87. Each Warrant shall be exercisable commencing six (6) months after the date of issuance; provided, that the number of Warrant Shares (as defined in Annex I hereto) shall
--------
be permanently reduced on a share-for-share basis to the extent that the Purchaser sells Common Stock or other securities of the Company during such six
(6) month period. The Warrants are redeemable by the Company at a price of $0.001 per Warrant Share upon notice to record holders of the Warrants if the average closing bid price of the Common Stock has been at least $1.16 for fifteen (15) consecutive trading days during a period ending within five (5) business days of the date of the notice of redemption, all as more fully described in this Purchase Agreement, the Warrant and accompanying documents. The Warrants are also subject to a mandatory exchange or termination in the case of certain reorganizations, mergers, or divestitures.

     5. The Common Stock and Warrants will be sold on a first come, first served basis. The Company makes no representation that this Purchase Agreement will be accepted by the Company. In its Offering of Common Stock and Warrants, the Company may enter into Stock and Warrant Purchase Agreements with other purchasers; such purchasers may hereinafter be referred to as the "Purchasers."

     6. Purchaser hereby agrees not to engage, directly or indirectly, in any short sale or third party short sales or hold a "put equivalent position" with respect to the Common Stock for a thirty (30) day period prior to and for a one hundred eighty (180) day period following the Closing Date.

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                              PURCHASER

                              Print Name

                              By:
                                  _____________________________________

                              Title:
                                     __________________________________

                              Address:
                                       ________________________________

                                       ________________________________

                                       ________________________________


                              Facsimile No.:
                                             __________________________

                              Telephone No.:
                                             __________________________


ACCEPTED as of _____________, 2001

CARDIMA, INC., a Delaware Corporation

By:
    ____________________________________________
    Gabriel B. Vegh
    President and Chief Executive Officer

                                    ANNEX I

         TERMS AND CONDITIONS FOR PURCHASE OF COMMON STOCK AND WARRANTS

1.   Authorization and Sale of the Common Stock and Warrants.
     -------------------------------------------------------

     1.1  Authorization of the Common Stock and Warrants.  The Company has
          ----------------------------------------------
authorized the issuance and sale of up to fifteen million (15,000,000) shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock") and warrants to purchase up to an aggregate of seven million five hundred thousand (7,500,000) shares of the Company's Common Stock (the "Warrants") in the form attached hereto as Exhibit 1.1.

     1.2  Sale of Common Stock and Warrants.  Subject to the terms and
          ---------------------------------
conditions hereof, the Purchaser will purchase the number of shares of Common Stock and Warrants agreed upon by the Purchaser and accepted by the Company at the Purchase Price, as set forth in the Stock and Warrant Purchase Agreement by and between the Company and the Purchaser (the "Purchase Agreement"). The shares of Common Stock sold to Purchaser pursuant to the Purchase Agreement are hereinafter referred to as the "Initial Shares" and the shares of Common Stock arising from the exercise of the Warrant are hereinafter referred to as the "Warrant Shares." The Initial Shares, the Warrant and the Warrant Shares are hereinafter collectively referred to as the "Securities."

2.   Closings.
     --------

     2.1  Closing Date.  One or more closings of the purchase and sale of the
          ------------
Common Stock and Warrants in the Offering hereunder (the "Closing") shall be held at such place and such times as the Company may select. Each date of a Closing of the purchase or sale of the Common Stock and Warrants in connection with the Offering is hereinafter referred to as a "Closing Date." As of the Closing Date for a specific purchase of Common Stock and Warrants, the Company shall prepare a certificate or certificates registered in the name of the Purchaser representing the Initial Shares to be purchased by such Purchaser under the Purchase Agreement, and the Purchaser shall send to the Company a wire transfer (in accordance with the instructions set forth on Exhibit 2.1 hereto) in the amount of the Purchase Price of the shares of Common Stock to be purchased by such Purchaser, payable to the Company's order. Funds received prior to the Closing Date will not bear interest.

     2.2  Warrant Issuance.  The Company will issue a Warrant to purchase one
          ----------------
(1) share of the Company's Common Stock at a per share exercise price of $[___][which shall be 150% of Purchase Price] to each Purchaser for every two
(2) shares of the Company's Common Stock purchased by the Purchaser at the Closing. The Warrant will be issued as of the Closing and the Company shall deliver the Warrant to the Purchaser as promptly as practicable after the Closing Date; provided, however, that the Purchaser may not exercise the Warrant
              --------  -------
until six (6) months after the Closing (the "Warrant Determination Date"). The number of Warrant Shares will be permanently reduced on a share-for-share basis by any sales of Company securities (including short sales and sales or purchases of derivative securities) by the Purchaser from the Closing Date until the Warrant Determination Date. As a condition to exercising the Warrant, the Purchaser shall provide to the Company an affidavit and other reasonable supporting materials stating the amount of Company securities sold (including short sales and sales or purchase of derivative securities) from the Closing Date to the Warrant Determination Date. The Warrant is redeemable by the Company at a price of $0.001 per Warrant Share upon notice to the record holder of the Warrant if the average closing price per share of the Common Stock as reported by the National Association of Securities Dealers Automated Quotations ("NASDAQ") or the OTC Bulletin Board has been at least $____ [which shall be 200% of the Purchase Price] for a period of fifteen (15) consecutive trading days ending within five (5) business days of the date of


                                   Annex 1-1
the notice of redemption. The Warrant is also subject to a mandatory exchange or termination in the case of certain reorganizations, mergers, or divestitures.

3.   Representations and Warranties of the Company.  The Company represents and
     ---------------------------------------------
warrants to the Purchaser as of the Closing Date as follows, except as set forth in the SEC Documents (as defined below):

     3.1  Organization and Standing.  The Company is a corporation organized,
          -------------------------
validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to own or lease its properties and conduct its businesses as it is now being conducted.

     3.2  Corporate Power; Authorization.  The Company has all requisite legal
          ------------------------------
and corporate power and has taken all requisite corporate action to execute and deliver the Purchase Agreement, to sell and issue the Securities and to carry out and perform all of its obligations hereunder. The Purchase Agreement has been duly authorized, executed and delivered on behalf of the Company and constitutes the valid and binding agreement of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization or similar laws relating to or affecting the enforcement of creditors' rights generally, (ii) as limited by equitable principles generally and (iii) rights to indemnification hereunder may be limited by applicable law.

     3.3  Validity of Securities.  The Company has full corporate power and
          ----------------------
lawful authority to sell the Securities on the terms and conditions contemplated herein, and when so sold against payment therefor as provided herein and in the Warrant, the Initial Shares and, when issued, the Warrant will be validly authorized and issued, fully paid and nonassessable. The issuance and delivery of each of the Initial Shares and the Warrant is not subject to preemptive or any similar rights of the stockholders of the Company or any liens or encumbrances arising through the Company and when the Warrant Shares are issued in accordance with the terms of the Warrant, they will be validly issued and outstanding, fully paid and nonassessable.

     3.4  SEC Documents; Financial Statements.  The Company's Annual Report on
          -----------------------------------
Form 10-K for the fiscal year ended December 31, 2000 and the Company's most recent Proxy Statement and Notice of Annual Stockholders' Meeting (the "SEC Documents"), in each case as filed by the Company with the Securities and Exchange Commission (the "SEC") have been made available to the Purchaser. The SEC Documents conform in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules, regulations and instructions of the SEC thereunder. The SEC Documents did not as of their dates contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the "Financial Statements") comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto. Except as may be indicated in the notes to the Financial Statements, the Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present, in all material respects, the financial position of the Company at the dates thereof and the results of its operations, stockholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments).

     3.5  Subsequent Events.  Except as set forth in the press releases of the
          -----------------
Company, as publicly filed, since December 31, 2000, (i) the Company has not incurred any liabilities or obligations, contingent or otherwise, that are material in the aggregate to the Company taken as a whole, except in the ordinary course of business, and (ii) there has been no material adverse change in the condition or results of operations, financial or otherwise, of the Company, taken as a whole.


                                   Annex 1-2

     3.6  Legal Proceedings.  Except as set forth in the press releases of the
          -----------------
Company, as publicly filed, there are no material legal proceedings to which the Company is a party or of which property of the Company is the subject and, to the Company's knowledge, no such proceedings are contemplated by governmental authorities or others.

     3.7  Approvals.  Subject to compliance with the provisions of applicable
          ---------
securities laws of state or foreign jurisdictions, no other approval of any public body (state or federal) is or will, on the Closing Date be necessary in connection with the offer, issue and sale of the Initial Shares and the Warrant as contemplated herein.

     3.8  No Breach.  The consummation of the transactions contemplated in the
          ---------
Purchase Agreement and the fulfillment of the terms thereof will not result in
(i) a violation of the Company's Amended and Restated Certificate of Incorporation or Bylaws, (ii) a breach of any of the material terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound or (iii) a violation of any law, rule, regulation, order, judgment or decree applicable to the Company or by which any property or asset of the Company is bound.

     3.9  Licenses and Consents.  To the knowledge of the Company, the Company
          ---------------------
is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other governmental authorities that are material to the conduct of its business, all of which are valid and in full force and effect, except to the extent that the failure to have or be in compliance with such is not reasonably likely to have a material adverse effect on the Company's business or results from operations.

     3.9  Outstanding Stock.  All outstanding shares of capital stock of the
          -----------------
Company have been duly authorized and validly issued and are fully paid and nonassessable.

     3.10  Private Placement.  The Company has not taken any action inconsistent
           -----------------
with the treatment of the sale of the Common Stock and Warrants pursuant to the Purchase Agreement as a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") pursuant to the provisions of Section 4(2) thereof and Regulation D thereunder. Assuming the accuracy of each Purchaser's representations and warranties in each Purchaser's Purchase Agreement and the compliance by each Purchaser and AmeriCal Securities, Inc., as placement agent in connection with the Offering, with all of its covenants and agreements, the offer, sale, and issuance by the Company of the Common Stock and Warrants to the Purchasers as contemplated herein constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

     3.11  Use of Proceeds.  The Company intends to use the proceeds of the
           ---------------
Offering for working capital, including, without limitation, in connection with the Company's Phase III trial for the treatment of atrial fibrilation and the Company's efforts to obtain FDA approval for its microcatheter currently in Phase III trial, and for such other purposes as the Company's Board of Directors may determine from time to time.

4.   Representations and Warranties of the Purchaser; Access to Information;
     -----------------------------------------------------------------------
Independent Investigation.  The Purchaser hereby represents and warrants to the
-------------------------
Company as follows:

     4.1  Investment Intent.  The Purchaser is purchasing the Common Stock and
          -----------------
Warrants for investment for its own account only, not as a nominee or agent, and not with a view to, or for resale in connection with, any "distribution" of any part thereof within the meaning of the Securities Act. The Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. The Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant any participation to such person or to any third person with respect to any of the Securities.


                                   Annex 1-3

The Purchaser understands that the Securities have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. The Purchaser further understands that neither the Company nor any of its officers or directors has any obligation to register the Securities under any federal or state securities act or law, except as otherwise expressly set forth in Section 5 hereof.

     4.2  Investment Experience.  The Purchaser is an "accredited investor"
          ---------------------
within the meaning of Rule 501 of the SEC, promulgated under the Securities Act, and was not organized for the specific purpose of acquiring the Securities. The Purchaser had access to the SEC Documents and has carefully reviewed the information contained therein, including, but not limited to, the section entitled "Risks Affecting Future Results." The Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. The Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Securities.

     4.3  Authorization.  The Purchaser has full right, power and authority to
          -------------
enter into this Purchase Agreement and perform its obligations thereunder. This Purchase Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

     4.4  Compliance with Securities Laws and Regulations.  All subsequent
          -----------------------------------------------
offers and sales of the Securities by the Purchaser shall be made pursuant to registration under the Securities Act and qualification under the applicable state securities laws or pursuant to exemptions from registration and qualification as well as compliance with the provisions of Section 5.1 below.

     4.5  Reliance by Company.  The Purchaser understands that the Securities
          -------------------
are being offered and sold to it in reliance on specific exemptions from the registration and qualification requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser's compliance with the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

     4.6  No Government Approval.  The Purchaser understands that no United
          ----------------------
States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

     4.7  No Legal, Tax or Investment Advice.  The Purchaser understands that
          ----------------------------------
nothing in the Purchase Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

     4.8  Access to Information.  The Purchaser acknowledges that it has had the
          ---------------------
opportunity to ask questions, to receive answers concerning the Company and the terms and conditions of the Offering from the Company and to obtain any additional information from the Company that the Company possesses or can acquire without unreasonable effort or expense regarding this Offering, including, without limitation, information relating to the engagement of AmeriCal Securities, Inc., as placement agent for the Offering pursuant to that certain fee engagement letter agreement, dated April 10, 2001, which sets forth the cash fees, warrants, and other arrangements in connection with the Offering. In addition, the Purchaser acknowledges


                                   Annex 1-4
that no private placement memorandum or similar document has been prepared in connection with the Offering and the Company has not made any representations or warranties other than as specifically set forth herein.

     4.9  Accredited Investor.  Purchaser makes the additional representations
          -------------------
and warranties set forth on Exhibit 4.9 attached hereto.

     4.10  Risk and Suitability.  The Purchaser acknowledges and realizes that
           --------------------
Purchaser's purchase of the Securities involves a high degree of risk and the Purchaser could lose a substantial portion or all of its investment in the Securities. In addition, the Purchaser has such knowledge and experience in business and financial matters, including without limitation, investment in technology and biotechnology companies, as will enable the Purchaser to fend for itself, bear the economic risk of its investment and evaluate the merits and risks of an investment in the Securities and to make an informed investment decision. The Purchaser understands that the Company anticipates, based on currently proposed plans and assumptions relating to its operations, that the proceeds of this Offering will provide sufficient working capital to meet the Company's needs in the near term. In the event that the Company's plans change or its assumptions change or prove to be inaccurate, the Company would be required to seek additional financing sooner than anticipated. There can be no assurance that the Company will achieve cash flow from operations sufficient to satisfy its working capital requirements, or at all, or that additional financing will be available to the Company on commercially reasonable terms, or at all.

     4.11  Threatened NASDAQ Delisting.  The Purchaser acknowledges and realizes
           ---------------------------
that while the Common Stock is currently listed on the NASDAQ SmallCap Market, NASDAQ notified the Company, in a letter dated March 30, 2001, that the Company had not met the requirements for continued listing on the NASDAQ SmallCap Market, due to the fact that the Common Stock had been trading at less than $1.00 since November 16, 2000, and that as of April 9, 2001, the Common Stock would be delisted from the SmallCap Market. The Company appealed this decision and the Common Stock will remain listed on the NASDAQ SmallCap Market until resolution of the appeal, which will be heard on May 18, 2001. While the Company believes that it is pursuing appropriate measures, such as a possible reverse stock split, and can demonstrate to NASDAQ that it can sustain a trading price above $1.00 per share, the NASDAQ appeal panel may not agree and may delist the Common Stock. If the Common Stock is delisted, the Company expects that the Common Stock will be traded on the OTC Bulletin Board.

     4.12  Restricted Securities.  The Purchaser understands that the Securities
           ---------------------
it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Purchaser represents that it is familiar with Rule 144 promulgated by the SEC under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5.   Restrictions on Transfer, Information and Registration Rights.
     -------------------------------------------------------------

     5.1  Restrictions on Transferability.  The Securities shall not be
          -------------------------------
transferable in the absence of a registration under the Securities Act or an exemption therefrom, or in the absence of compliance with any term of the Purchase Agreement. Without limiting the foregoing, (i) the Securities may be offered, resold, pledged or otherwise transferred only (A) in a transaction meeting the requirements of Rule 144 of the SEC ("Rule 144"), or in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Company so requests) or (B) pursuant to an effective registration statement under the Securities Act, in each case in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (ii) Purchaser will be required to notify any subsequent purchaser of the resale restrictions set forth above. The Company shall be entitled to


                                   Annex 1-5
give stop transfer instructions to the transfer agent with respect to the Securities in order to enforce the foregoing restrictions.

     5.2  Restrictive Legends.  Each certificate representing any of the
          -------------------
Securities shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF HOLDERS THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY FUTURE HOLDERS) IS BOUND BY THE TERMS OF A STOCK AND WARRANT PURCHASE AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND THE COMPANY (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

     5.3  Registration on Form S-3.
          ------------------------

          5.3.1  Filing of Registration Statement.  The Company shall use its
                 --------------------------------
best efforts to secure effectiveness of, as soon as practicable, and shall file no later than forty-five (45) business days after the Closing Date (unless such registration is not permitted under the applicable rules and regulations of the SEC, a registration statement on Form S-3 (the "Registration Statement") with the SEC pursuant to the Securities Act to register the resale of the Initial Shares and Warrant Shares (the "Registrable Securities"); provided however, that
                                                          -------- -------
in the event the Company fails (due to an action or inaction of the Company) to be eligible to file a registration statement on Form S-3, the Company shall file with the SEC pursuant to the Securities Act a registration statement on Form S-1.

          5.3.2  Registration Expenses.  The Company shall pay all Registration
                 ---------------------
Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and each holder of Registrable Securities (a "Holder;" collectively, the "Holders") shall pay all Selling Expenses related to such Holder's sale of Registrable Securities (as defined below) and other expenses that are not Registration Expenses relating to the Registrable Securities resold by such Holder. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by the Company in complying with the registration provisions herein described, including, without limitation, all registration, qualification and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for any Holder.

          5.3.3  Additional Company Obligations.  In the case of any
                 ------------------------------
registration effected by the Company pursuant to these registration provisions, the Company will use its best efforts to: (i) keep such registration effective until two years after the Closing Date (or such earlier date as all of the Registrable Securities have been sold or may be sold under Rule 144(k)); (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the


                                   Annex 1-6

Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities;
(iii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from time to time may reasonably request; (iv) cause all such Registrable Securities registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by the Company are then listed or quoted; (v) provide a transfer agent and registrar for all Registrable Securities registered pursuant to the Registration Statement and a CUSIP number for all such Registrable Securities; (vi) use its reasonable efforts to comply with all applicable rules and regulations of the SEC and (vii) notify Holders of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and (viii) file the documents required of the Company and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Registrable Securities are originally sold and (B) all other states specified in writing by a Holder as may reasonably be required to sell such Holder's Registrable Securities, provided as to clause (B), however, that the Company shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

          5.3.4  Providing Information.  Each Holder of Registrable Securities
                 ---------------------
shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance described herein. Such Holder shall represent that such information is true and complete.

          5.3.5  Limitations on Sale.  The Company may at any time refuse to
                 -------------------
permit the Holders to resell any Registrable Securities pursuant to the Registration Statement; provided, however, that in order to exercise this right, the Company must deliver a certificate in writing to the Holders to the effect that a delay in such sales is necessary because, in the good faith judgment of the Company, sales pursuant to the Registration Statement would require the public disclosure of information that would not otherwise be required to be disclosed (which disclosure would, in the good faith judgment of the Company, have a significant adverse effect on the Company) or could in other respects constitute a violation of the federal securities laws or otherwise materially adversely affect the Company. In such an event, the Company shall notify the Holders promptly after it has determined that such circumstances no longer exist. The Company shall not under any circumstances be entitled to refuse to permit the Holders to resell any Registrable Securities under this Section (i) more than two (2) times in the twelve (12) month period following the Closing Date, and any individual period during which the Company refuses to permit the Holder to resell any Registrable Securities in the twelve (12) month period following the Closing Date shall not exceed sixty (60) days, and (ii) more than two (2) times in the second twelve month period following the Closing Date, and any Registrable Securities in the second twelve (12) month period following the Closing Date shall not exceed forty-five (45) days. Each Purchaser hereby covenants and agrees that it will not sell any Registrable Securities pursuant to the Registration Statement during the periods the Company refuses to permit the Holder to resell any Registrable Securities as set forth in this Section.

     5.4  Indemnification and Contribution.
          --------------------------------

          5.4.1  Indemnification by the Company.  The Company agrees to
                 ------------------------------
indemnify and hold harmless each Holder from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which such Holder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any claim by a third party asserting any untrue statement of a material fact contained in the Registration Statement, on the effective date thereof, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will, as incurred, reimburse such


                                   Annex 1-7

Holder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided,
                                                                       --------
however, that the Company shall not be liable in any such case to the extent
-------
that such loss, claim, damages or liability arises out of, or is based upon (i) an untrue statement or alleged untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of the Registration Statement or (ii)) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

          5.4.2  Indemnification by Holder.  Each Holder, severally and not
                 -------------------------
jointly, agrees to indemnify and hold harmless the Company from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which the Company may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any claim by a third party asserting (i) an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of the Registration Statement, provided, however, that no Holder
                                           --------  -------
shall be liable in any such case for any untrue statement included in any Prospectus which statement has been corrected, in writing, by such Holder and delivered to the Company at least three business days before the sale from which such loss occurred or (ii) any untrue statement in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder, and each Holder, severally and not jointly, will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

          5.4.3  Indemnification Procedures.  Promptly after receipt by any
                 --------------------------
indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 5.4, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person; provided, however, that the failure of any indemnified party
                    --------  -------
to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder unless the failure to give such notice is materially prejudicial to an indemnifying party's ability to defend such action. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of
         --------  -------
interest that would make it inappropriate in the reasonable opinion of counsel for the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that in the case of
                                         --------  -------
the immediately preceding proviso the indemnifying person shall not be responsible for the legal expenses of more than one counsel for all indemnified persons.

          5.4.4  Contribution in Lieu of Indemnity.  If the indemnification
                 ---------------------------------
provided for in this Section 5.4 is unavailable to or insufficient to hold harmless an indemnified party under Section 5.4.1 or 5.4.2 above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as result of such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or a Holder


                                   Annex 1-8
on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 5.4.4 were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 5.4.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 5.4.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5.4.4, no Holder shall be required to contribute any amount in excess of the net amount received by the Holder from the sale of the Registrable Securities to which such loss relates. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 5.4.4 to contribute are several in proportion to their respective sales of Registrable Securities to which such loss relates and not joint.

          5.4.5  Controlling Persons Indemnified.  The obligations of the
                 -------------------------------
Company and the Holders under this Section 5.4 shall be in addition to any liability which the Company and the respective Holders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company or any Holder within the meaning of the Securities Act.

     5.5  Reports Under the Exchange Act.  With a view to make available to the
          ------------------------------
Purchasers or Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Purchaser or Holder to sell Securities to the public without registration or pursuant to a registration on Form S-3, the Company will covenant and agree to:
(i) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Closing; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (iii) furnish to any Purchaser or Holder, so long as the Purchaser or Holder owns any Securities forthwith upon request, (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other information as may be reasonably requested in order to avail any Purchaser or Holder of any rule or regulation of the SEC that permits the selling of any such Securities without registration or pursuant to such Form S-3.

6.   Miscellaneous.
     -------------

     6.1  Waivers and Amendments.  Without the written consent of (i) the
          ----------------------
Company, and the record holders of more than fifty percent (50%) of the Securities issued to the Purchasers (on a converted-to-Common Stock basis) then outstanding that have not previously been sold in a public offering, the terms of the Purchase Agreement may not be waived or amended.

     6.2  Governing Law.  The Purchase Agreement shall be governed in all
          -------------
respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California. The Purchaser hereby irrevocably submits to the jurisdiction of any State or United States Federal court sitting in Alameda or San Francisco counties in the State of California over any action or proceeding arising out of or relating to this Purchase Agreement or any agreement contemplated hereby, and the Purchaser hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal court. The Purchaser further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of a non-convenient forum. The Purchaser further agrees that any action or proceeding brought against the Company shall be brought only in the State or United States Federal courts sitting in Alameda or San Francisco counties in the State of California. THE PURCHASER AGREES TO WAIVE ITS RIGHT TO A JURY TRIAL ON ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF


                                   Annex 1-9

THIS PURCHASE AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

     6.3  Survival.  The representations, warranties, covenants and agreements
          --------
made herein shall survive any investigation made by the Company or the Purchaser and the Closing.

     6.4  Successors and Assigns.  Subject to Section 5, the provisions hereof
          ----------------------
shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto (specifically including successors in interest to the Securities).

     6.5  Entire Agreement.  The Purchase Agreement (including all Exhibits
          ----------------
thereto) constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof.

     6.6  Notices, etc.  All notices and other communications required or
          -------------
permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by facsimile, or express delivery service, addressed
(a) if to the Purchaser, at the address set forth on the signature page hereof or at such other address as the Purchaser shall have furnished the Company in writing, or (b) if to the Company, at its address set forth at the beginning of the Purchase Agreement, or at such other address as the Company shall have furnished to the Purchaser in writing.

     6.7  Severability.  If any provision of the Purchase Agreement shall be
          ------------
judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     6.8  Titles and Subtitles.  The titles of the paragraphs and subparagraphs
          --------------------
of the Purchase Agreement are for convenience of reference and shall not, by themselves, determine the construction of the Purchase Agreement.

     6.9  Counterparts.  The Purchase Agreement may be executed in any number of
          ------------
counterparts, each of which be an original, but all of which together shall constitute one instrument.


                                  Annex 1-10

                                                                     Exhibit 1.1
                                                                     -----------

Warrant No. _______________

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF HOLDERS THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY FUTURE HOLDERS) IS BOUND BY THE TERMS OF A STOCK AND WARRANT PURCHASE AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND THE COMPANY (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

                      REDEEMABLE WARRANT TO PURCHASE SHARES
                        OF COMMON STOCK OF CARDIMA, INC.

     This certifies that _________________ (the "Holder"), for value received is entitled to purchase from Cardima, Inc., a Delaware corporation (the "Company"), ________________ (________) fully paid and nonassessable shares of the Company's Common Stock (the "Warrant Shares") at a price of $[____][which shall be 150% of the Purchase Price] per share (the "Stock Purchase Price") at any time or from time to time on or after the Commencement Date (as defined below) up to and including 5:00 p.m. (Pacific time) on the Expiration Date (as defined below), upon surrender to the Company at its principal office at 47266 Benicia Street, Fremont, California 94538 (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and upon payment by cash, cashier's check or wire transfer of immediately available funds of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof, such exercise to be conditioned upon the accuracy of all representations and warranties contained in such Form of Subscription. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. "Commencement Date" means the date which is six (6) months after the date of issuance of this Warrant and "Expiration Date" means the earlier of (i) four (4) years from the date hereof, (ii) the occurrence of an event, proposal of which is described in subsection (d) of Section 3.4 which causes termination of this Warrant under Section 3.4, or (iii) on the date specified in the Notice of Redemption (as defined below) pursuant to Section 7. This Warrant is issued pursuant to the Stock and Warrant Purchase Agreement between the Company and Holder dated as of the date hereof (the "Purchase Agreement").


                                 Exhibit 1.1-1

     This Warrant is subject to the following terms and conditions:

     1.  Exercise of Warrant
         -------------------

          1.1  Issuance of Certificates.  This Warrant is exercisable at the
               ------------------------
option of Holder at any time or from time to time on or after the Commencement Date and prior to or on the Expiration Date for all or a portion of the shares of Warrant Shares which may be purchased hereunder but if this Warrant is to be exercised only in part, not for less than the greater of (a) twenty-five (25%) of the number of Warrant Shares which may initially be purchased hereunder or
(b) one thousand (1,000) Warrant Shares (in either case as adjusted for any stock dividend, split, combination, recapitalization or the like with respect to such shares). The Company agrees that the Warrant Shares purchased under this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for the Warrant Shares so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company's transfer agent at the Company's expense within a reasonable time after this Warrant has been exercised. Each stock certificate so delivered shall be in such denominations of Warrant Shares as may be requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder, subject to the limitations contained in Section 2. If, upon exercise of this Warrant, fewer than all of the Warrant Shares evidenced by this Warrant are purchased prior to the date of expiration of this Warrant, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of Warrant Shares not purchased upon exercise of this Warrant.

          1.2  Payment.  Payment of the Stock Purchase Price shall be made by
               -------
surrender to the Company of this Warrant properly endorsed with the Form of Subscription attached hereto duly filled in and signed and payment by cash, cashier's check or wire transfer of immediately available funds and specifying the number of Warrant Shares to be purchased, during normal business hours on any day that is not a Saturday or Sunday or a day on which banks are required or permitted to be closed in the State of California.

     2.  Shares to be Fully Paid; Reservation of Shares.  The Company covenants
         ----------------------------------------------
and agrees that all Warrant Shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will use its best efforts to at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of this Warrant, a sufficient number of shares of authorized but unissued Common Stock. When and as required to provide for the exercise of the rights represented by this Warrant, the Company will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Common Stock may be listed.

     3.  Adjustment of Stock Purchase Price; Number of Shares.  The Stock
         ----------------------------------------------------
Purchase Price and the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

          3.1  Adjustment of Purchase Price.  In the event that the Company at
               ----------------------------
any time or from time to time after the issuance of this Warrant shall declare or pay, without consideration, any dividend on the Common Stock payable in Common Stock or in any right to acquire Common Stock for no consideration, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by stock split, reclassification or otherwise than by payment of a dividend in Common Stock or in any right to acquire Common Stock), or in the event the outstanding shares of Common Stock shall be


                                 Exhibit 1.1-2
combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, then the Stock Purchase Price in effect immediately prior to such event shall, concurrently with the effectiveness of such event, be proportionately decreased or increased, as appropriate. In the event that the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a dividend payable in Common Stock in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock. Upon each adjustment of the Stock Purchase Price pursuant to this Section 3.1, the holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares of Common Stock obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          3.2  Adjustments for Reclassification and Reorganization.  If the
               ---------------------------------------------------
Common Stock shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for in Section 3.1), the Stock Purchase Price then in effect shall, concurrently with the effectiveness of such reorganization or reclassification, be proportionately adjusted so that this Warrant shall represent the right to purchase, in lieu of the number of shares of Common Stock which this Warrant would otherwise represent the right to purchase, a number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock which this Warrant would have otherwise entitled the holder to purchase immediately before that change.

          3.3  Notice of Adjustment.  Upon any adjustment of the Stock Purchase
               --------------------
Price or any increase or decrease in the number of shares of Common Stock purchasable upon the exercise of this Warrant, the Company shall within five business days give written notice thereof, by first class mail, postage prepaid, (or by international delivery service, for international addresses) addressed to the registered holder of this Warrant at the address of such holder as shown on the books of the Company. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          3.4  Certain Termination Events; Other Notices.  If at any time the
               -----------------------------------------
Company shall propose to:

               (a) declare any cash dividend upon its Common Stock;

               (b) declare or make any dividend or other distribution to the holders of its Common Stock, whether in cash, property or other securities;

               (c) effect any reorganization or reclassification of the capital stock of the Company or any consolidation or merger of the Company with or into another corporation or any sale, lease or conveyance of all or substantially all of the property of the Company; or

               (d) effect a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, or international delivery service for international deliveries, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, (i) at least fifteen (15) business days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such


                                 Exhibit 1.1-3
dividend or distribution or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, and (ii) in the case of any such reorganization, reclassification, consolidation, merger, sale, lease, conveyance, dissolution, liquidation or winding-up, at least fifteen (15) business days' written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend or distribution, the record date for such dividend or distribution, if after the Commencement Date. Any notice given in accordance with clause (ii) above shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation/merger, sale, lease, conveyance, dissolution, liquidation or winding-up, as the case may be and in connection with the occurrence of an event described in clause (d) above such notice shall specify the anticipated net equity value that will accrue to Common Stock holders so that the Holder can make an informed decision whether or not to exercise this Warrant. In the event that the Holder of the Warrant does not exercise this Warrant prior to the occurrence of an event described in clause (a) or (b) above, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Common Stock in such event. Upon the occurrence of an event described in clause
(c) in which the holders of the Company's voting securities of the Company immediately prior to the event do not hold at least fifty percent (50%) of the voting securities of the Company or the surviving entity (in a sale of assets, the Company shall be the surviving entity) resulting from such event immediately after such event, this Warrant shall terminate unless the Company has negotiated (which it is under no obligation to do) for the assumption of this Warrant. Upon the occurrence of an event described in clause (c) and, subject to the immediately preceding sentence, the Holder shall be entitled thereafter, upon payment of the Stock Purchase Price in effect immediately prior to such action, to receive upon exercise of this Warrant the class and number of shares which the Holder would have been entitled to receive after the occurrence of such event had this Warrant been exercised immediately prior to such event. In connection with the transactions described in clause (c) and provided that this Warrant does not terminate as provided in the second sentence immediately preceding this sentence, the Company will require each person (other than the Company) that may be required to deliver any cash, stock, securities or other property upon the exercise of this Warrant as provided herein to assume, by written instrument delivered to the Holder of this Warrant (x) the obligations of the Company under this Warrant and (y) the obligation to deliver to such Holder such cash, stock, securities or other property as such Holder may be entitled to receive in accordance with the provisions of this Section 3. Upon the occurrence of an event the proposal of which is described in clause (d), this Warrant shall terminate. Notwithstanding any other provision hereof, no Holder shall have the right to obtain an injunction or restraining order or otherwise interfere with or prevent the occurrence of any of the actions described in (a) - (d) above.

          3.5  Adjustment of Number of Warrant Shares.  The number of Warrant
               --------------------------------------
Shares purchasable hereunder shall be reduced on a one-for-one basis by the number of shares of Common Stock (or Common Stock equivalents) sold directly or indirectly, including, without limitation, any short sale, third party short sales or holdings of a "put equivalent position" (as defined in Rule 16a-1 of the 1934 Act), of the Company's Common Stock by the Holder from the date hereof until the Commencement Date. Prior to or simultaneously with the first exercise of this Warrant by the Holder (or the transfer of this Warrant), the Holder shall provide the Company with an affidavit and other reasonable supporting materials as to the foregoing.

     4.  Issue Tax.  The issuance of certificates for the Warrant Shares upon
         ---------
the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax in respect thereof; provided, however, that the
                                              --------  -------
Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5.  No Voting or Dividend Rights; Limitation of Liability.  Nothing
         -----------------------------------------------------
contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as


                                 Exhibit 1.1-4
a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except for the adjustment to the Stock Purchase Price pursuant to Section 3.1 in the event of a dividend on the Common Stock payable in shares of Common Stock, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Warrant Shares, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

     6.  Restrictions on Transferability of Securities: Compliance With
         --------------------------------------------------------------
Securities Act.
--------------

          6.1  Restrictions on Transferability.  The Warrant and the Warrant
               -------------------------------
Shares (collectively, the "Securities") shall not be transferable except upon the conditions specified in the Purchase Agreement, which conditions are intended to insure compliance with the provisions of the Securities Act and applicable "blue sky" law.

          6.2  Restrictive Legend.  Each certificate representing the Securities
               ------------------
or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall (unless otherwise permitted by the provisions of the Purchase Agreement) be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS REGISTERED UNDER THE SECURITIES ACT AND QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS OR UNLESS SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND THE QUALIFICATION REQUIREMENTS OF APPLICABLE STATE SECURITIES LAWS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF HOLDERS THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE (INCLUDING ANY FUTURE HOLDERS) IS BOUND BY THE TERMS OF A STOCK AND WARRANT PURCHASE AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND THE COMPANY (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

          6.3  Exchange of Warrant.  Subject to the terms and conditions hereof,
               -------------------
including the restrictions on transfer in this Section 6 and in the Purchase Agreement, upon surrender of this Warrant to the Company with a duly executed Assignment Form in the form attached hereto and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants of like tenor in the name of the assignee named in such Assignment Form and this Warrant shall promptly be canceled; provided, however,
                                                             --------  -------
that if the transfer is for less than all of this Warrant, the transferor shall pay all reasonable costs of the Company in connection with a transfer of Warrants to purchase less than the greater of (a) twenty-five percent (25%) of the Warrant Shares which may initially be purchased hereunder or (b) one thousand (1,000) Warrant Shares (in either case as adjusted for any stock dividend, split, combination,


                                 Exhibit 1.1-5
recapitalization or the like with respect to such shares). The term "Warrant" as used herein shall be deemed to include any Warrants issued in exchange for this Warrant.

          6.4  Ownership of Warrant.  The Company may deem and treat the person
               --------------------
in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in Section 6.3.

     7.  Redemption.  This Warrant may be redeemed at the option of the Company
         ----------
at a redemption price of $0.001 per Warrant Share (subject to adjustment in good faith by the Company's Board of Directors in the event of stock splits or other events described in Section 3.1 or 3.2 above) (the "Redemption Price"), at any time after the date hereof provided that (i) the average closing bid price of the Common Stock as reported by the National Association of Securities Dealers Automated Quotation ("NASDAQ") or the OTC Bulletin Board, shall have been $____[ which shall be 200% of the Purchase Price] for fifteen (15) consecutive trading days (the "Triggering Event") during a period ending within five (5) business days prior to the Redemption Notice Date (as defined below) (subject to adjustment in good faith by the Company's Board of Directors in the event of any stock splits or other events described in Section 3.1 or 3.2 above); provided,
                                                                     --------
that at any time after the Redemption Notice Date (as defined below) and prior to the Redemption Date (as defined below) the Holder may exercise this Warrant, provided, further, in the event that the Redemption Notice Date is prior to the six (6) months after the date hereof, the Commencement Date shall be deemed to be the Redemption Notice Date, and notwithstanding anything herein or in the Purchase Agreement to the contrary, after such date the Holder may exercise this Warrant at any time prior to the Redemption Date. The Company shall provide written notice of redemption which shall specify the Redemption Date (the "Notice of Redemption") to the Holder not later than five (5) business days after the Triggering Event. On or after the date fixed for redemption (the "Redemption Date") which shall be no less than thirty (30) days after the date that the Notice of Redemption is sent to the Holder (the "Redemption Notice Date"), the Holder shall have no rights with respect to this Warrant except to receive the Redemption Price upon surrender of this Warrant Certificate.

     8.  Modification and Waiver.  Except as otherwise provided herein, this
         -----------------------
Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

     9.  Notices.  Except as otherwise provided herein, any notice, request or
         -------
other document required or permitted to be given or delivered to the holder hereof or the Company shall be delivered or shall be sent by United States certified or registered mail, postage prepaid, (or international delivery service for international deliveries) to Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

     10.  Descriptive Headings and Governing Law.  The descriptive headings of
          --------------------------------------
the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California (without regard to its conflicts of law provisions). The Holder hereby irrevocably submits to the jurisdiction of any State or United States Federal court sitting in the Alameda or San Francisco counties in the State of California over any action or proceeding arising out of or relating to this Warrant or any agreement contemplated hereby, and the Holder irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such State or Federal court. The Holder further waives any objection to venue in such State and any objection to an action or proceeding in such State based on non-convenient forum. The Holder further agrees that any action or proceeding brought against the Company shall be brought only in the State or United States Federal courts sitting in Alameda or San Francisco counties in the State of California. THE HOLDER AGREES TO WAIVE ITS


                                 Exhibit 1.1-6

RIGHTS TO A JURY TRIAL OR ANY CLAIM FOR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WARRANT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

     11.  Lost Warrants or Stock Certificates.  The Company represents and
          -----------------------------------
warrants to Holder that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity and, if requested, bond reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     12.  Amendment.  This Warrant is one of a series of warrants (the "Warrant
          ---------
Series") to purchase in the aggregate up to seven million five hundred thousand (7,500,000) shares of the Company's Common Stock. This Warrant may be amended only with the written approval of the Company and (i) the Holder of this Warrant or (ii) the holders of a majority of the warrants in the Warrant Series;

provided, however, that any amendment affected pursuant to (ii) above shall be
--------  -------
made in the same manner to all warrants in the Warrant Series.

     13.  Binding Effect; Benefits.  This Warrant shall inure to the benefit of
          ------------------------
and shall be binding upon the Company and the Holder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Holder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

     14.  Fractional Shares.  No fractional shares shall be issued upon exercise
          -----------------
of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the Holder entitled to such fraction a sum in cash equal to such fraction multiplied by the market price of the Common Stock on such exercise date, which shall be, on such date, the closing price for the Common Stock or the closing bid if no sales were reported, as quoted on the exchange or market that is the primary trading market for the Company.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers, thereunto duly authorized this ____ day of May, 2001.

                              CARDIMA, INC., a Delaware corporation

                              By:
                                  _____________________________________
                                    Name:
                                    Title:



                                 Exhibit 1.1-7

                              FORM OF SUBSCRIPTION
                              --------------------

                  (To be signed only upon exercise of Warrant)

To:  Cardima, Inc.

     The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise such Warrant for, and to purchase thereunder,
________________ (________) shares of Common Stock of Cardima, Inc. (the "Company"), and herewith makes payment in the amount of $________ therefor. The certificates for such shares should be issued in the name of, and delivered to, ________________ whose address is
__________________________________________________

__________________________________________________________.

     The undersigned represents, unless the exercise of this Warrant has been registered under the Securities Act of 1933, as amended (the "Securities Act"), that (i) the undersigned is acquiring such Common Stock for his or its own account for investment and not with a view to or for sale in connection with any distribution thereof (except for any resale pursuant to a registration statement under the Securities Act), (ii) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned's investment in the shares of Common Stock,
(iii) the undersigned has received all of the information the undersigned requested from the Company and the undersigned considers necessary or appropriate for deciding whether to purchase the shares, (iv) the undersigned has the ability to bear the economic risks of the undersigned's prospective investment and (v) the undersigned is able, without materially impairing his financial condition, to hold the shares of Common Stock for an indefinite period of time and to suffer complete loss on the undersigned's investment.

     The undersigned is an "accredited investor" as defined in Regulation D of the Securities and Exchange Commission on the date hereof.

DATED:
       ______________________
                                _______________________________________
                               (Signature must conform in all respects to name of holder as specified on the face of the Warrant)

                                _______________________________________

                                _______________________________________
                               (Address)


                                 Exhibit 1.1-8

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

                                ASSIGNMENT FORM
                                ---------------

              (To be executed only upon transfer of this Warrant)

     For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ____________________ (the "Assignee") the right represented by such Warrant to purchase __________ Warrant Shares and all other rights of the Holder with respect thereto under the within Warrant, and appoints _________________ as Attorney to make such transfer on the books of Cardima, Inc. maintained for such purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Warrant Shares so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated:  ____________________.

                                  _____________________________________________
                                  (Signature)

                                  _____________________________________________
                                  (Print Name)

                                  _____________________________________________
                                  (Street Address)

                                  _____________________________________________
                                  (City)                  (State)     (Zip Code)


                                 Exhibit 1.1-9

                                                                     Exhibit 2.1
                                                                     -----------

                                    DOMESTIC
                               WIRE INSTRUCTIONS

BANK:                         SILICON VALLEY BANK
                              3003 TASMAN DRIVE
                              SANTA CLARA, CA
95054

ABA ROUTING & TRANSIT:        121140399

FOR CREDIT OF:                CARDIMA

CREDIT ACCOUNT #:             0272686670

BY ORDER OF:                  {NAME OF SENDER}



                                  Exhibit 2.1

                                                                     Exhibit 4.9
                                                                     -----------

                      INVESTMENT REPRESENTATION STATEMENT

     1.  Acquisition Entirely for Own Account.  Purchaser represents and
         ------------------------------------
warrants that Purchaser is acquiring the Securities solely for Purchaser's own account for investment and not with a view to sale or distribution of the Securities or any portion or component thereof, and Purchaser will not sell, offer to sell or otherwise dispose of or distribute the Securities or any portion or component thereof in any transaction other than a transaction complying with the registration requirements of the Securities Act, and applicable state securities or "Blue Sky" laws, or pursuant to an exemption therefrom. Purchaser also represents that the entire legal and beneficial interest of the Securities that Purchaser is acquiring is being acquired for, and will be held for Purchaser's account only, and neither in whole nor in part for any other person or entity.

     2.  Information Concerning the Company.  Purchaser represents and warrants
         ----------------------------------
that Purchaser has been provided with such information concerning the Company that Purchaser deems necessary and appropriate to enable Purchaser to evaluate the financial risk inherent in making an investment in the Securities. Purchaser further acknowledges that Purchaser has received satisfactory and complete information concerning the business and financial condition of the Company in response to all inquiries in respect thereof.

     3.  Economic Risk and Suitability.  Purchaser represents and warrants as
         -----------------------------
follows:

          3.1 Purchaser acknowledges and realizes that Purchaser's purchase of the Securities involves a high degree of risk and will be a highly speculative investment and that Purchaser is able, without impairing Purchaser's financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of Purchaser's investment.

          3.2 Purchaser has carefully considered and has, to the extent Purchaser believes such discussions necessary, discussed with Purchaser's professional, legal, tax and financial advisors the suitability of an investment in the Securities for the particular legal, tax and financial situation of Purchaser and that Purchaser and/or Purchaser's advisors have determined that the Securities are a suitable investment for Purchaser.

          3.3 Purchaser has such knowledge and experience in business and financial matters, including without limitation, investment in technology and biotechnology companies, as will enable Purchaser to fend for itself, bear the economic risks of its investment and evaluate the merits and risks of an investment in the Securities and to make an informed investment decision.

          3.4 Purchaser has carefully read the Purchase Agreement and all attachments thereto and the Company has made available to Purchaser or Purchaser's advisors all information and documents requested by Purchaser relating to investment in the Securities, and has provided answers to Purchaser's satisfaction to all of Purchaser's questions concerning the Company and the Securities to be acquired.

          3.5 Purchaser understands that neither the Company nor any of its officers/directors, has any obligation to register the Securities under any federal or state securities act or law except as otherwise expressly set forth in Section 5.3 of the Annex to the Purchase Agreement.

          3.6 All information that Purchaser has provided concerning himself or herself, his or her financial position and (each of) his/her representative(s), if any, is correct and complete as of the date set forth below, and if there should be any material change in such information, Purchaser will provide such information to the Company as soon as practicable thereafter.


                                 Exhibit 4.9-1

          3.7 Purchaser understands that the Company is relying on the truth and accuracy of the declarations, representations, warranties and agreements made by Purchaser to the Company herein in transferring the Securities to Purchaser.

          3.8 Purchaser confirms that Purchaser has received no general solicitation or general advertisement and has attended no seminar or meeting (whose attendees have been invited by any general solicitation or general advertisement) and has received no advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast or television or radio regarding the Offering of the Securities.

     4.  Status of Purchaser.  Purchaser represents and warrants that Purchaser
         -------------------
is an "Accredited Investor", as defined in Rule 501 of the SEC, because Purchaser is either (Please check all item(s) that apply):

     [_] (a) A natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his/her purchase, exceeds $1 million; or

     [_] (b) A natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     [_]  (c)  a bank as defined in Section 3(a)(2) of the Securities Act;

     [_]  (d)  a savings and loan association or other institution as defined in
               Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity;

     [_]  (e)  a broker dealer registered pursuant to Section 15 of the Exchange
               Act;

     [_] (f) an insurance company as defined in Section 2(13) of the Securities Act;

     [_] (g) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of the Securities Act;

     [_]  (h)  a small business investment company licensed under the U.S. Small
               Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

     [_]  (i)  a private business development company as defined in Section
               202(a)(22) of the Investment Advisers Act of 1940, as amended;

     [_]  (j)  a corporation, partnership, an organization described in Section
               501)(3) of the Internal Revenue Code of 1986, or a Massachusetts or similar business trust, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

     [_] (k) a trust, with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the Securities, whose purchase of the Securities is directed by a sophisticated person as described in Rule 506(b)(ii) of Regulation D promulgated under the Securities Act; or


                                 Exhibit 4.9-2

     [_] (l) an entity in which all of the equity owners meet one of the requirements of paragraphs (a) through (k) hereof.


     5.  Residency.  The undersigned is a bona fide resident of ______________.
         ---------



     Dated:
            ___________________         ________________________________________
                                                       (signature)



                                        _______________________________________
                                                       (print name)



                                 Exhibit 4.9-3